Exhibit B                                                              EX-99.906

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Crowley,  President (Chief Executive  Officer) and Treasurer (Chief
Financial  Officer) of the Crowley  Portfolio  Group,  Inc. (the  "Registrant"),
hereby certify that:

1.   The Registrant's periodic report on Form N-CSR for the period ended May 31,
     2005 (the "Form N-CSR") fully  complies  with the  requirements  of Section
     13(a) or 15(d) of the  Securities  Exchange  Act of 1934,  as  amended,  as applicable; and

2.   The  information  contained  in the  Form  N-CSR  fairly  presents,  in all material respects, the financial condition and results of operations of the
     Registrant.

Date:             July 29, 2005

By:               /s/Robert A. Crowley
Name:             Robert A. Crowley
Title:            President (Chief Executive Officer)

Date:             July 29, 2005

By:               /s/Robert A. Crowley
Name:             Robert A. Crowley
Title:            Treasurer (Chief Financial Officer)